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                                                                  EXECUTION COPY

                                AMENDMENT NO. 6

     This Amendment No. 6 (this "Amendment") amends that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, including pursuant to this Amendment, the "Credit Agreement") among COLORADO PRIME CORPORATION (the "Borrower"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "Lender"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, acting as agent for itself and the other Lenders ("Agent"), and is entered into as of April __, 1999 among Borrower, Agent and the Required Lenders.

                                    RECITALS

     WHEREAS, the Borrower has requested that the parties hereto adjust certain components of the Borrowing Base, modify the Applicable Margin, amend the definition of Monitoring Agent and certain provisions relating thereto, amend or eliminate certain of the financial covenants in Section 8.1 of the Credit Agreement, and add an additional Event of Default to Section 9.1(b);

     WHEREAS, Agent and the Required Lenders are willing to make such changes on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the Credit Agreement shall apply hereto as if fully set forth herein.

     2. Amendments. Upon the date of effectiveness of this Amendment (the "Effective Date"), the Credit Agreement is hereby amended as follows:

        (a) Borrowing Base.

            (i) The definition of "Borrowing Base" in Section 1.1 is amended by: changing the percentage of Eligible Non-Food Accounts from seventy percent (70%) to sixty percent (60%).

            (ii) Exhibit C to the Credit Agreement is deleted in its entirety and replaced with the version of Exhibit C attached to this Amendment.

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          (b)  Applicable Margin.

               (i) The definition of "Applicable Margin" in Section 1.1 is deleted in its entirety and replaced with the following:

               "'Applicable Margin' means a fluctuating rate of interest per annum determined based on the Type of Loan and Borrower's ratio of Consolidated EBITDA to Consolidated Fixed Charges calculated in accordance with Section 8.1(c), from the table set forth in Annex III; provided, however, that until Lenders have received all of Borrower's Financial Statements and other financial information required to be delivered pursuant to Section 7.1(c) for the first Fiscal Quarter of Fiscal Year 1999, the Applicable Margin shall be one percent (1%) for Base Rate Loans and three and one-quarter percent (3.25%) for Eurodollar Loans."

               (ii) To the extent the amendment in clause (i) above changes the applicable interest rate on any Loan, such change shall be effective as of the Effective Date.

               (iii) Section 4.1(c) of the Credit Agreement is amended by deleting the phrase "Leverage Ratio and Interest Coverage Ratio" in the two places where such phrase appears in that subsection and inserting in lieu thereof the phrase "ratio of Consolidated EBITDA to Consolidated Fixed Charges".

          (c)  Monitoring Agent.

               (i) The definition of "Monitoring Agent" in Section 1.1 is amended by adding immediately after the phrase "financial institution" the words, "auditor, appraiser or consultant".

               (ii) Section 4.2(c) is amended by: (i) adding immediately after the word "auditors" the words, "consultant, appraisers and financial institutions"; (ii) deleting the phrase "Monitoring Bank" and inserting in lieu thereof the phrase "Monitoring Agent"; and (iii) inserting immediately after the phrase "to assist in the monitoring" the phrase "and inspecting".

               (iii) Section 4.7(a) is amended by inserting the following two sentences between the third and fourth sentences thereof: "The Monitoring Agent may employ the services of auditors, appraisers and consultants to assist it in monitoring the Borrowing Base and related assets of the Credit Parties and in conducting field exams and appraisals of the Collateral. The Borrower shall pay all reasonable and customary charges, fees and expenses of such auditors, appraisers and consultants pursuant to Section 4.2(c) hereof; provided, however, that Borrower's obligation to pay such reasonable and customary charges, fees and expenses shall be capped at Twelve Thousand Dollars ($12,000) per Fiscal Quarter for each Fiscal Quarter during which Borrower is in compliance with the financial covenants contained in Section 8.1 hereof".

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     (d)  Commitment Fee. Section 4.2(a) of the Credit Agreement is amended by deleting the phrase "Leverage Ratio and Interest Coverage Ratio" in the two places where such phrase appears in that subsection and inserting in lieu thereof the phrase "ratio of Consolidated EBITDA to Consolidated Fixed Charges".

     (e) Annex III. Annex III to the Credit Agreement is deleted in its entirety and replaced with the version of Annex III attached to this Amendment.

     (f)  Minimum Net Worth.

          (i)  Paragraph (a) of Section 8.1 is hereby deleted in its entirety.

          (ii) The definition of "Consolidated Net Worth" in Section 1.1 is deleted in its entirety.

     (g)  Consolidated Interest Coverage Ratio.

          (i)  Paragraph (b) of Section 8.1 is hereby deleted in its entirety.

          (ii) The definition of "Consolidated Interest Expense" in Section 1.1 is deleted in its entirety.

     (h) Consolidated EBITDA to Consolidated Fixed Charges Ratio. Clause (c) of Section 8.1 is hereby amended as follows: (i) by inserting after the phrase "on a Rolling Four Quarter Basis," the parenthetical "(provided, for each of the quarters ending during Fiscal Year 1999, Consolidated EBITDA shall be calculated on an annualized basis for the period from December 27, 1998 through the applicable Fiscal Quarter end)", and (ii) by deleting the minimum ratios required for each of the Fiscal Quarters in Fiscal Years 1999, 2000, 2001 and 2002 and inserting in lieu thereof the following numbers:

                                            RATIO (TO 1.00)
                                   ----------------------------------
FISCAL QUARTER ENDING DURING
FISCAL YEAR                        1st       2nd       3rd       4th
---------------------------------------------------------------------
1999                               0.70      0.70      0.70      0.74
2000                               0.75      0.77      0.79      0.82
2001                               0.84      0.88      0.92      0.97
Thereafter                         0.97      0.97      0.97      0.97

     (i) Leverage Ratio. Clause (d) of Section 8.1 is hereby amended as follows: (i) by inserting after the phrase "on a Rolling Four Quarter Basis," the parenthetical "(provided, for each of the quarters ending during Fiscal Year 1999, Consolidated EBITDA shall be calculated on an annualized basis for the period from December 27, 1998 through the applicable Fiscal Quarter end)", and (ii) by deleting the maximum ratios permitted for each of the Fiscal Quarters in Fiscal Years 1999, 2000, 2001 and 2002 and inserting in lieu thereof the following numbers:

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
                                              RATIO (__ TO 1.00)
FISCAL QUARTER ENDING DURING      ----------------------------------------
FISCAL YEAR                         1ST        2ND         3RD        4TH
----------------------------      ------     ------       ------    ------
1999                               9.75       9.75         9.50      9.50
2000                               9.25       9.25         9.00      8.75
2001                               8.25       8.25         8.00      7.75
Thereafter                         7.75       7.75         7.75      7.75

        (j) Events of Default. Section 9.1(b) is amended by deleting the phrase "7.2 through 7.4, 7.6 through 7.15" and inserting in lieu thereof the phrase "7.2 through 7.15".

     3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

        (a) Borrower, Agent and Required Lenders shall have duly executed and delivered to Agent one or more counterparts of this Amendment; and

        (b) Borrower shall have paid to Agent for the account of each Lender executing this Amendment an amendment fee equal to three-eighths of one percent (.00375%) multiplied by the Commitment of each such Lender, for a maximum aggregate fee of One Hundred Eighty Seven Thousand Five Hundred Dollars ($187,500).

     4. Representations. To induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows:

        a. Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date; and

        b. No Defaults. No Default or Event of Default has occurred which has not been expressly waived by the Lenders or Required Lenders, as applicable.

     5. Miscellaneous. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, nor of any affected provision prior to the Effective Date of this Amendment. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


                            [SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                   BORROWER:

                                   COLORADO PRIME CORPORATION,
                                   a Delaware corporation


                                   By:
                                      ---------------------------------
                                   Title: VP-CFO
                                          ------------------------------


                                   THE AGENT:

                                   DRESDNER BANK, AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as the Agents


                                   By:     /s/ Steven S. Karr
                                      ---------------------------------
                                              Steven S. Karr
                                           Assistant Treasurer

                                   By:       /s/ Ben Marzouk
                                      ---------------------------------
                                               Ben Marzouk
                                             Vice President

                                   LENDERS:

                                   DRESDNER BANK, AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as a Lender


                                   By:     /s/ Steven S. Karr
                                      ---------------------------------
                                              Steven S. Karr
                                           Assistant Treasurer

                                   By:       /s/ Ben Marzouk
                                      ---------------------------------
                                               Ben Marzouk


                                   BANK LEUMI USA, as a Lender


                                   By:        /s/ Illegible
                                      ---------------------------------

                                   By:       /s/ Illegible
                                      ---------------------------------


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                                            BANKBOSTON, N.A., as a Lender

                                            By:
                                                -----------------------------

                                            By:
                                                -----------------------------


                                            IBJ Whitehall Business Credit
                                            Corporation, successor and ??? to
                                            IBJ SCHRODER BANK & TRUST COMPANY,
                                            as a Lender

                                            By: /s/ Robert R. Wallace
                                                -----------------------------
                                                Robert R. Wallace

                                            By:
                                                -----------------------------


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